SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 3, 2002


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         000-25032                25-1724540
----------------------------          --------------         -------------------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania 15017
            ----------------------------------------------- -------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600



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Item 5.     Other Events.

         On September 3, 2002, Universal Stainless & Alloy Products, Inc. (the "Company") announced that it has agreed with the United Steelworkers of America
(USWA) for a day-to-day extension of the collective bargaining agreement covering the hourly employees at the Company's Bridgeville facility. The extension provides additional time to negotiate a mutually acceptable labor agreement.

         The press release, dated September 3, 2002, issued by the Company with respect to the day-to-day extension of the collective bargaining agreement described herein, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

         The foregoing description is qualified in its entirety by reference to the complete text of the press release as set forth in Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.

          (a)     Not applicable

          (b)     Not applicable

          (c)     Exhibits

                  Exhibit 99.1 Press Release dated September 3, 2002.




                               Page 2 of 4 pages.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By:  /s/ Richard M. Ubinger
                                           -------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  September 4, 2002



                               Page 3 of 4 pages.

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                                  EXHIBIT INDEX
                                  -------------


          Exhibit 99.1 Press Release dated September 3, 2002.




                               Page 4 of 4 pages.